UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2006

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


         California                                             46-0476193
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

         27710 Jefferson Avenue
               Suite A100
          Temecula, California                                   92590
(Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry Into a Material Definitive Agreement.

On September 27, 2006, Temecula Valley Bancorp Inc. (the "Company") completed a private placement of $12,000,000 of trust preferred securities (the "Securities") through Temecula Valley Statutory Trust V, a Delaware trust (the "Trust"), a statutory trust formed by the Company for that purpose, pursuant to a Purchase Agreement dated September 27, 2006 among the Company, the Trust and TWE, Ltd.

In connection with this issuance, the Company entered into an Amended and Restated Trust Agreement dated September 27, 2006 among the Company, Wilmington Trust Company ("Delaware Trustee") and the administrators named therein, pursuant to which the Securities were issued in accordance with the Purchase Agreement. The Securities require quarterly distributions and bear interest at a floating rate equal to the three-month LIBOR rate plus 1.60%. The initial rate is 6.97%. The Securities mature in 30 years and are redeemable, in whole or in part, without penalty, at the option of the Company after five years.

The proceeds from the sale of the Securities were used by the Trust to purchase from the Company $12,000,000 in aggregate principal amount of the Company's floating rate junior deferrable interest debentures due in 2036 (the "Debentures").

The Debentures were issued pursuant to an indenture (the "Indenture") dated September 27, 2006 by and between the Company and the Delaware Trustee. The Debentures bear interest at a floating rate equal to the three month LIBOR rate plus 1.60%. The initial rate is 6.97%, and the Debentures are redeemable, without penalty, at the option of the Company after five years. The interest payments on the Debentures made by the Company will be used to pay the quarterly distributions payable by the Trust to the holders of the Securities.

The Company also entered into a guarantee agreement with the Delaware Trustee providing for the limited guarantee by the Company of certain payments by the Trust.

On September 27, 2006, the Board of Directors of Temecula Valley Bank ("Bank"), upon the recommendation of its Executive Officer Compensation Committee, approved an increase in the annual base compensation of Scott J. Word, EVP/SLO, from $180,000 to $189,000 effective July 1, 2006.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See the description in the first five paragraphs of Item 1.01 above, which is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

     (c)        Exhibits.

     10.44 Amended and Restated Declaration of Trust dated as of September 27, 2006
     10.45      Indenture dated as of September 27, 2006
     10.46      Purchase Agreement dated as of September 27, 2006
     10.47      Guarantee dated as of September 27, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEMECULA VALLEY BANCORP INC.


Date: September 27, 2006              By: /s/ STEPHEN H. WACKNITZ
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                                          Stephen H. Wacknitz
                                          Chief Executive Officer and President